SUPPLEMENT DATED FEBRUARY 8, 2000
                                       TO
                         PROSPECTUS DATED MARCH 1, 1999
                             FLEXIBLE YIELD SERIES I
                            FLEXIBLE YIELD SERIES II
                            FLEXIBLE YIELD SERIES III
                                    SERIES OF
                                EXETER FUND, INC.


     The Prospectus dated March 1, 1999, of the Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III (the "Series") of Exeter Fund, Inc. (the "Fund") is amended and supplemented by the following:

     On February 2, 2000, the Board of Directors of the Fund voted to terminate the offering of each Series' shares and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series' assets and distribute the proceeds to each Series' respective shareholders. Accordingly, effective immediately, no orders for share purchases are being accepted for any of these Series. After liquidation of each Series' assets (and subject to appropriate reserves for liquidation or other expenses) shareholders who have not previously redeemed or exchanged their shares will receive a liquidating distribution on February 24, 2000 based on the Series' net asset value per share on that date. It is anticipated that each Series' final dividend will be paid to shareholders of record on or about February 18, 2000. Shareholders should contact their tax advisors to discuss the income tax consequences of the liquidation.
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